As filed with the Securities and Exchange Commission on___________, 1998


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Centurion T.A.A. Fund, Inc.
(File No. 2-73955):  Post-Effective Amendment No. ___

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
[X]
Centurion T.A.A. Fund, Inc.
(File No. 811-3257):  Post-Effective Amendment No. ___

CENTURION T.A.A. FUND, INC.
(Exact Name of Registrant as Specified in Charter)

11545 W. Bernardo Court, Suite 100, San Diego, California 92127
(Address of Principal Executive Offices)             (Zip Code)

(619) 673-8536
(Registrant's Telephone Number, including Area Code)

Jack K. Heilbron
11545 W. Bernardo Court, Suite 100, San Diego, California 92127
(Name and Address of Agent for Service)

Copy to:
Bruce J. Rushall, Esq.
Rushall & McGeever
2111 Palomar Airport Road, Suite 200
Carlsbad, California 92009



It is proposed that this filing will become effective immediately upon filing pursuant to Paragraph (b) of Rule 485. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on ____________, 1998.

CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A
Item No.
of Form N-1A	Caption in Prospectus
1              Cover Page
2              "Summary of Contents"; "Expense Synopsis"
3              "Financial Highlights"; "Performance Data"
4              "Summary of Contents"; "Investment Objective and
               Policies of the Fund";  "Investments the Fund
               Will Not Make; Restrictions on Investments";
               "Other Information"; "Appendix A"
5              "Summary of Contents"; "Management"; "Other Information"
6              "Investment Income"; "Taxes"; "Other Information"
7              "Multiple Pricing System"; "Valuing Shares";"Buying  Shares";
               "Sales Charge"; "Plans of Distribution"; "Reinvestments";
               "Shareholder Services/Transfers"
8              "Redeeming Shares"; "Shareholder Services/Transfers"
9               Not Applicable
                Caption in Statement of Additional Information
10              Cover Page
11	         "Table of Contents"
12             "Additional Information"
13             Investment Restrictions; See also "Investment Objectives
               and Policies of the Fund"; "Investments the Fund Will Not Make;
               Restrictions on Investments" in Prospectus
14	         "Fund Management"
15             "Ownership of Shares"
16             "Centurion Counsel, Inc., Centurion Group, Inc. and Centurion
               Institutional Services, Inc."; "Custodian; General Counsel;
               Auditors"
17             "Brokerage"
18             See "Multiple Class Share Plan", "Investmen Income"
               and "Other Information" in Prospectus
19             "Additional Purchase and Redemption Information"; See
               "Buying Shares"; "Sales Charge"; "Redeeming Shares" and
               "Shareholder Services/Transfers" in the Prospectus
20             "Taxes"
20             "Centurion Counsel, Inc., Centurion Group, Inc. and
               Centurion Institutional Services, Inc."
22             "Calculation of Performance Data"
23             "Financial Statements"


PROSPECTUS

CENTURION GROWTH FUND, INC.

	Centurion Counsel Growth Fund (the "Fund") is a mutual fund that continuously offers its shares for sale. The Fund's objective is long-term capital appreciation and current income through investment of at least 65% of its total assets in financially sound companies that have consistently paid dividends. Normally, the Fund will invest in common stock, securities convertible into common stock, or rights or warrants to subscribe for or purchase common stock. The Fund will not borrow funds to finance its investments (that is the Fund will not leverage its investments or invest on margin). There is no assurance that the Fund will achieve its investment objectives.

	The Fund is a diversified series of Centurion T.A.A. Fund, Inc., d.b.a. Centurion Counsel Funds, Inc. ("Centurion Counsel Funds"), an open-end investment company, commonly called a mutual fund. Centurion Counsel Funds was organized as a Minnesota corporation on August 27, 1981, and is a registered investment company under the 1940 Act. The Fund offers four classes of common shares: Class A, Class B, Class C and Class D. The shares are offered under a multiple pricing system. Additional series or classes of shares may be offered in the future.

	This Prospectus sets forth concisely the information about the Fund that you should know before investing. You should read it to decide if an investment in the Fund is right for you. Please keep it with your investment records for future reference. The Fund has filed a Statement of Additional Information (dated as of the date of this Prospectus) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from the Fund at the mailing address and telephone number below, and is incorporated by reference into this Prospectus in accordance with the Commission's rules.


	To invest, you may fill out the application that accompanies this Prospectus, or simply contact Centurion Institutional Services, Inc. or one of the broker-dealers that have sales agreements with Centurion Institutional Services, Inc. For more information or assistance in opening an account, please contact:

CENTURION INSTITUTIONAL SERVICES, INC.
11545 W. Bernardo Court, Suite 100
San Diego, California 92127
(619) 673-8536


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY.


The Date of This Prospectus is                   , 1998
     No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Centurion Institutional Services, Inc. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

SUMMARY OF CONTENTS

	This summary describes some important facts concerning an investment in the Fund. It also tells you where a more detailed discussion may be found in the text of this Prospectus or the Fund's Statement of Additional Information.

	The Fund is an open-end, diversified management investment company that only issues shares of common stock. By purchasing shares in the Fund, you and the other investors in the Fund are pooling your money to acquire a diversified portfolio of securities and other assets.

Objective	Prospectus, page 1

	The investment objective of the Fund is set forth in the cover page of this Prospectus.

Valuing Shares	Prospectus, page 14-15

	Generally the value of a share of the Fund is determined each day. Such values may fluctuate from day to day as the values of the Fund's investments fluctuate.

Dividends; Investment Income; Reinvestments	Prospectus, page 20-21

	The Fund intends to pay out substantially all of its net investment income on at least an annual basis and net realized capital gains, if any, prior to the end of each fiscal year (December 31). Income dividends and capital gains distributions may be reinvested.

Buying Shares	Prospectus, page 15-16

	You can start your investment in the Fund with $500. Just fill out the application that accompanies this Prospectus or call a sales representative of Centurion Institutional Services, Inc. ("CISI") at
(619) 673-8536. You can also buy shares through other broker-dealers that have sales agreements with CISI.

	Once you have made your initial investment, you can make additional investments of $25 or more at any time.

Risk Considerations	Prospectus, pages 13-14
Appendix A

	Your investment in the Fund involves several risk considerations, including:

	 	The Fund's small size and limited investment portfolio size.

	 	The level of the Fund's expenses before waivers of expense
            reimbursements and fees.

	 	The limited experience of the Fund's investment advisor,
            Centurion Counsel, Inc. ("Centurion Counsel"), in managing registered investment companies.

	 	The Fund's investment policies, which include unleveraged,
            short-term investments in put and call options, index futures and index options.

	 	Fluctuations in the market price of the Fund's securities.

	 	The Fund may invest in smaller companies which may lack
            depth of management, be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms.

	 	The possibility of a general market decline in any country
            where the Fund invests, causing a decrease in the value of what the Fund owns and thus, the Fund's share price.

	 	The possibility that the Fund's foreign holdings will be
            adversely affected by fluctuations in currency or by economic or political uncertainties.

Centurion Counsel, Inc.; and	Prospectus,                     pages 27-28
Centurion Institutional
Services, Inc.	          Statement of Additional Information, page B-9

	Your investment is professionally managed. Centurion Counsel is the Fund's investment Advisor (the "Advisor"). The Fund pays Centurion Counsel a fee based on a percentage of its net asset value. The total fees (expressed as a percentage of average daily net assets) payable by the Fund for these services equal 0.75% (annualized) of the first $200-million of the Fund's average daily net assets and thereafter declines as a percentage of average daily net assets as the size of the Fund increases.

	CISI is the principal underwriter (the "Distributor") of the Fund's shares.

	The address and phone number of Centurion Counsel and CISI is the same as the Fund's, which are on the cover page of this Prospectus.

Multiple Pricing System	Prospectus,                            page 8
Statement of Additional Information,                         page B-6

	The Fund offers four classes of shares. Class A shares, Class B shares and Class C shares are offered to the general public and each has its own sales charge structure. Each of these classes of shares has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares. In addition, the Fund offers Class D shares to investors who qualify as an Advisor Professionals, Eligible Employees, or Eligible Account. There are no sales charges with respect to Class D shares.

		Class A Shares. These shares are offered at their net asset value per share plus a maximum initial sales charge ("front-end charge") of 4.75% of the offering price. Class A Shares are charged an annual
Rule 12b-1 fee of 0.25% of its average daily net assets attributable to Class A shares.

		Class B Shares. These shares are offered at their net asset value per share and are subject to a maximum contingent deferred sales charge of up to 4% of redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. Class B
Shares are charged an annual Rule 12b-1 fee of 1.0% of its average daily net assets attributable to Class B shares. The Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's purchase of the Class B
Share was accepted.

		Class C Shares. These Shares are offered at their net asset value per share. No front-end charge or deferred sales charge will be charged by the Fund with respect to the Class C shares. Class C Shares are charged an annual Rule 12b-1 fee of 1.0% of its average daily net assets attributable to Class C shares.

            Class D Shares. These shares are offered at their net asset value per share only to Advisor Professionals, Eligible Employees, and Eligible Accounts, as defined under "Purchase of Shares - Class D Shares" herein. No front-end charge or deferred sales charge will be charged by the Fund with respect to Class D shares. The Fund will not charge Rule 12b-1 fees with respect to Class D Shares.

Sales Charge	              Prospectus, pages 7 and 8 and pages 17-19

	There is no front-end sales charge on Class B, Class C or Class D shares. The Fund charges a front-end sales charge of 4.75% of the Offering Price on Class A shares. A maximum contingent deferred sales charge of 4.0% is charged on Class B shares during the first year, which amount declines each year thereafter to 0% after the fifth year.

Sales Expenses	                      Prospectus, page 7 and pages 17-19

	The Fund charges Class A shares an annual 12b-1 fee equal to 0.25% of the Fund's average daily net assets of Class A shares, charges Class B shares 1.0% of the Fund's average daily net assets attributable to the Class B shares and charges Class C shares 1.0% of the Fund's average daily net assets attributable to the Class C shares, respectively. No Rule 12b-1 expenses are charged with respect to the Class D shares.

Fund Brokerage	Statement of Additional Information, page B-15

	The Fund's investment advisor may consider sales of shares of the Fund and of any other funds the advisor may advise as a factor in the selection of the broker-dealers to execute the Fund's portfolio transactions. The Fund expects to use affiliates of Centurion Counsel (including CISI and PIM Financial Services, Inc.) as brokers of its portfolio securities but only if the provisions of Section 17(e) of the Investment Company Act of 1940 (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by such firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of such firm, are not unfair or unreasonable to the shareholders of the Fund.

Taxes	Prospectus, pages 21-22

	The Fund intends to meet the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code, and, if so qualified, the Fund will not be taxed on the income or capital gains it distributes. Each shareholder must report his or her own income dividends and any capital gains distributions, whether received in cash or additional shares.

Retirement Accounts
Statement of Additional Information,               page B-16

	Given the Fund's objectives, an investment in the Fund may be appropriate for Individual Retirement Accounts ("IRAs"), Keogh Plans, Tax-Deferred Investment Plans and other similar plans. For information about the available IRAs or about any other of such plans, contact the Fund.

Redeeming Shares	Prospectus, pages 23-24

	Shareholders of the Fund can redeem their shares at any time by mailing a request to the Fund in the care of Centurion Counsel, or by having a broker-dealer that has a sales agreement with CISI telephone or telegraph the redemption request to the Fund.

Shareholder Services/Exchanges	Prospectus, pages 25-26

	Shareholders may make systematic investments automatically on a monthly, quarterly or semiannual basis. This type of arrangement helps the shareholder put money aside regularly. The Fund also offers a plan for redeeming your investment in regular installments. Shareholders selecting the periodic pay-out plan must reinvest any dividends and capital gains distributions. Shareholders may exchange all or a portion of their investment from the Fund for an investment in another Centurion fund and/or Cash Equivalent Fund - Money Market Portfolio, a money market fund offered through CISI, without incurring a sales charge.

EXPENSE SYNOPSIS

	The following Tables are intended to assist investors in understanding the expenses applicable to each Class of the Fund's
Shares.


/table/

                        Class A           Class B     Class C     Class D
                        Shares            Shares      Shares      Shares

Shareholder Transaction
Expenses

Maximum Sales Charge
Imposed on Purchases
(as a Percentage of
Offering Price)          4.75%             None         None       None

Sales charge imposed
on dividend reinvestment None              None         None       None

Deferred Sales Charge (as
a percentage of original
purchase price on
redemption proceeds,
whichever is lower)      None              4% during the  None     None
                                           first & second
                                           year, 3% during
                                           the third year,2.5%
                                           during the fourth
                                           year,1.5% during the
                                           fifth year, and 0%
                                           after the fifth year(a)

Exchange Fee (b)        $7.50              $7.50           $7.50   $7.50

Annual Fund Operating
Expenses (as a
percentage of Average
net Assets)

Management(Advisory)Fee  0.75%              0.75%            0.75%  0.75%

12b-1 Fees (c)           0.25%              1.0%             1.0%   None

Other Expenses           1.15%              1.15%            1.15%  1.15%

Total Fund Operatin
Expenses                 2.15%              2.90%            2.90%  1.90%

                                  Cumulative Expenses Paid for Period of:
                                   1 Year  3 Years  5 Years  10 Years

Example:
An investor would pay the following
expenses on a $1,000 investment including, for Class A shares, the maximum $47.50 front-end sales charge and for Class B, a contingent deferred sales charge, assuming (1) on operating expense ratio of 2.15% for Class A shares, 2.90% for Class B shares, 2.90% for Class C shares, and 1.90% for Class D shares; (2) a 5% annual return throughout the period and
(3) redemption at the end of the period:

                Class A            $69.00   $114.00  $161.00  $291.00
                Class B            $80.00   $123.00  $173.00  $261.00
                Class C            $30.00   $ 93.00  $158.00  $332.00
                Class D            $20.00   $ 62.00  $106.00  $229.00

An investor would pay the following
expenses on the same $1,000 investment
assuming no redemption at the end of
the period:

                Class A           $69.00   $114.00  $161.00  $291.00
                Class B           $30.00   $ 93.00  $158.00  $261.00
                Class C           $30.00   $ 93.00  $158.00  $332.00
                Class D           $20.00   $ 62.00  $106.00  $229.00

 Based on conversion to Class A shares after eight years.

(i) 	See "Purchase of Shares - Class B Shares".
(ii) 	There is a $7.50 transfer agent's fee per exchange.
(iii) Up to 0.25% for Class A Shares and 1.0% for Class B and Class C Shares.


	The purpose of the above table is to assist the investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The above example should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.
At least through December 1998, the Fund's Advisor has agreed to waive reimbursement of its expenses by the Fund to the extent such reimbursements would result in the Fund's expenses, including the management fee (investment advisory fee), but excluding 12b-1 fees, interest expense, taxes, brokerage fees and commissions, to exceed 2.625% of the first $200-million of its average daily net assets on an annual basis. The amounts in the above example may increase if waivers of expense reimbursements and fees are reduced or eliminated. The Fund does not charge shareholders a front-end sales charge on Class B, C and D shares. However, because the Fund will pay continuing 12b-1 fees at an annualized rate of up to 1.0% of the Fund's average daily net assets attributable to Class B Shares and Class C shares placed, long-term shareholders may pay more with respect to Class B shares and Class C shares than the economic equivalent of the current maximum front-end sales charges or the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Security Dealers (the "NASD").

PERFORMANCE DATA

	The Fund is newly formed and has no operating history. The table below summarizes the performance history of a 401k plan investment portfolio (the "Plan") which has been exclusively managed since its inception by Mr. Jack K. Heilbron, Chairman of Centurion Counsel and portfolio manager to the Fund. The investment objectives, policies and strategies of the Plan are, and at all times have been, identical to those of the Fund. The Plan is the only other account that has been managed by Centurion Counsel or Mr. Heilbron with such identical investment objectives, policies and strategies. The information on which the table is compiled has been audited by ________________. For presentation in the table, the Plan's actual net income during the periods presented has been adjusted during each period to reflect maximum expenses which would have been incurred had the Plan paid the advisory fees and other expenses under the arrangements of the Fund for such services and expenses. THE
RESULTS PRESENTED IN THE TABLE SHOULD NOT BE CONSIDERED INDICATIVE OF
THE FUTURE OPERATING RESULTS OF THE FUND.



LEAVE SPACE FOR TABLE
































	Future advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time-to-time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and other industry publications.

	"Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

	"Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

	For more information regarding how the Fund's average annual total return and cumulative total return will be calculated, see "Calculation of Performance Data" in the Statement of Additional Information.

MULTIPLE PRICING SYSTEM

	The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares. This is most beneficial for that investor's circumstances, including the amount to be purchased and the length of time the investor expects to hold the shares.

		Class A Shares. Class A shares are sold at net asset value plus a maximum front-end sales charge of 4.75% of the offering price.
Class A shares are subject to an ongoing service fee (shareholder services fee) at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. See
"Purchase of Shares--Class A Shares".

		Class B Shares. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--Class B Shares."
Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of the conversion feature to Class B shares.

		Class C Shares. Class C shares are sold at net asset value and are not subject to a front-end or a deferred sales charge. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--Class
C Shares."

		Class D Shares. Class D shares are sold at net asset value only to persons who qualify as an Advisor Professional, Eligible
Employee, or Eligible Account, each of which is defined in "Purchase of Shares - Class D Shares. No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

		Conversion Feature. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which they were purchased and, as a Class A share, will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares from most of the burden of the ongoing distribution fee.

	For the purpose of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

	The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that
(i) the assessment of the distribution fee and any higher transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversions of Class B shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares would occur, and such Class B shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

	Factors for Consideration. In deciding which class of shares to purchase, investors should take into consideration their investment goals, amounts of present and anticipated investments and their individual investment time horizon and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Expense Synopsis" sets forth examples of the charges applicable to each class of shares.

	Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five year period, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested (resulting from the non-payment of an initial sales charge) and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

	Class A shares may be appropriate for investors who prefer to pay the sales charge up front, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and have a shorter-term investment horizon.

	Under most circumstances, investments originally made in Class C shares will tend to have a slightly higher value upon liquidation than investments originally made in either Class A or Class B Shares, if liquidated within the first six (6) years after the date of the original investment due to the front-end sales charge on Class A Shares and the contingent deferred sales charges on Class B Shares. Under most circumstances, investment originally made in Class A Shares will tend to have a slightly higher value upon liquidation than investments originally made in Class C Shares, if held for and liquidated, after approximately seven (7) years after the date of original investment because of higher Rule 12b-1 expenses charged to Class C Shares. This would also tend to be true for investments originally made in Class B Shares which are liquidated after eight years when they convert to Class A Shares. However, this will not be true in all cases and in the event the Fund experiences inconsistently negative widely fluctuating total returns, may differ.

	The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years of purchase. In the case of Class C shares, such distribution expenses will be reimbursed from the proceeds of the ongoing distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and the ongoing distribution fee with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans". Class D shares will be more beneficial to the investor who qualifies for the purchase thereof.

	General. Dividends paid by the Fund with respect to Class A, Class B, Class C and Class D shares will be calculated in the same manner at the same time on the same day, except that the ongoing service fees, distribution fees and/or any incremental transfer agency costs relating to Class A, Class B or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class or other mutual funds advised by the Advisor. See "Shareholder Services/Transfers - Exchange Privilege."

	The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

	To help you decide whether a growth Fund is appropriate for you, this section takes a closer look at the investment programs of the Fund and the markets in which it invests.

The Fund's Investment Objective

	The Fund's investment objective is long-term capital appreciation. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Preservation of capital, while not an objective, is also an important consideration. Incidental to seeking its investment objective of long-term capital appreciation, the Fund seeks current income. Of course, there is no assurance that the Fund's objective will be achieved.

Types Of Securities In Which The Fund May Invest

	The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in financially sound companies that have paid dividends (as described below) based on Centurion Counsel's investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. Normally, the Fund's investments are in common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stock.

	As a fundamental policy, under normal market conditions at least 65% of the Fund's portfolio is invested in the securities of companies (i) that have consistently paid dividends in the past and/or (ii) whose management have publically announced a current policy of consistently paying dividends.

	Centurion Counsel believes that a focus on companies which consistently pay dividends will help the Fund attain its objective of long-term capital appreciation. In addition, because capital preservation is an important consideration, Centurion Counsel also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies generally. Centurion Counsel also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund.

	Following these policies, the Fund will invest predominantly in equity securities issued by U.S. companies. These may include Large-cap, Mid-cap, Small-cap and/or Micro-cap companies. Large-cap companies are those which have a market capitalization of $5 billion or more; Mid-cap companies generally have a market capitalization of $1 billion up to $5 billion; Small-cap companies generally have a market capitalization of up to $1 billion; and Micro-cap companies generally have a market capitalization of less than $200 million. The Fund may also invest, to a lesser degree, in smaller capitalization companies, which may be subject to different and greater risks. See "RISK CONSIDERATION."

	Foreign Securities. The Fund may invest in foreign securities, generally by purchasing sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs evidence ownership of, and represent the right to receive, securities of a foreign issuer deposited in a U.S. bank or a correspondent bank, while GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The Fund may also purchase the securities of foreign issuers directly in foreign markets. The Fund currently intends to limit its foreign investments to no more than 10% of its net assets. Foreign securities have risks that U.S. securities do not have. For more information about foreign securities and their risks, please see "RISK CONSIDERATIONS."

Other Investment Policies Of The Fund

	In any period of stock market weakness or of uncertain market or economic conditions as determined by Centurion Counsel, the Fund may establish a defensive position to preserve capital by temporarily having all or a part of its assets invested in short-term, fixed-income securities or retained in cash or cash equivalents. These investments would include U.S. government securities, bank certificate of deposit, bankers' acceptances and high-quality commercial paper issued by domestic corporations.

	Options. The Fund may from time to time invest up to 50% of its assets in investments in options contracts. The Fund will purchase and sell call and put options in its efforts to enhance performance and/or to hedge the Funds risk exposure. The Fund will invest in options at such time and from time to time as Centurion Counsel determines to be appropriate and consistent with the investment objective of the Fund.
In addition to purchasing such options written by others, the Fund may also write (sell) covered call and secured put options with respect to certain of its portfolio securities. A covered call option means that the Fund owns the underlying securities on which the option is written. By writing a call option the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. A secured put option means that the Fund has and maintains on deposit with its custodian bank cash or U.S. Government securities having a value equal to the exercise value of the option. By writing a put option, the Fund may become obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options written by the Fund will be conducted on recognized securities exchanges.

	Options contracts are considered derivative securities ("Derivatives"). In general, a Derivative is a security whose value is liked to or derived from an underlying security or index. The Fund may make such investments either for hedging purposes or non-hedging purposes. A hedge, for example, would be where the Fund sells a stock index future for protection against a future decline in the stock market so if the market drops, the value of the futures position would rise, thereby offsetting the decline in value of the Fund's stock holdings. A non-hedge investment would be where the Fund purchased a stock index future in order to profit by reason of an increase in the market. In such event, if the market declined, the Fund would realize a loss from the stock index future and incur a decline in value of its stock holdings. Investments in Derivatives for non-hedging purposes can subject the Fund to substantial risks, including, but not limited to, imperfect correlation between the change in market value of the underlying stocks or bonds held by the Fund and the prices of futures, contracts and options, and possible lack of a liquid secondary market for the Derivative security resulting in the Fund's inability to close a position in a Derivative security prior to its maturity or expiration date. The Fund will attempt to diminish the risk of imperfect market correlation by investing in contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. Risks of illiquidity of Derivative investments will be minimized by entering into transactions on national exchanges with an active and liquid secondary market. Also, risks in the Fund's acquisition of Derivative investments will not include the risk of leverage inasmuch as the Fund may not and will not purchase Derivative investments on credit or with borrowed funds.

	Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

	Loans of Portfolio Securities. Consistent with procedures approved by the Board, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Although permitted to lend up to 30% of its total assets, the Fund currently intends to limit its lending of securities to no more than 5% of its total assets.
For a description of the Fund's securities lending procedures, please see the SAI.

	Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

	Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "Investment Restrictions" in the SAI.

Short-Term Trading

	The Fund purchases securities both for investment and for short-term profits. If the Fund feels it is wise to sell a position in a security, it will not hesitate even if it has had the security just a short time. Turnover of the Fund's assets will affect brokerage costs and may affect the taxes you pay. The Fund calculates its portfolio turnover as the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly portfolio value (not including short-term securities, if any). If the Fund had a 100% turnover rate, it would mean that the Fund replaced all of its portfolio securities within a year. As a result of the portfolio turnover rate, the Fund will generally incur greater brokerage commissions which could also affect federal and state income taxes. Shorter term investment strategies will also increase the likelihood that the Fund will incur short-term capital gains and losses.

Guarantees

	The Fund makes no guarantees because any investment involves risks.


RISK CONSIDERATIONS

	The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock market as a whole.

	Market Risk. If there is a general market decline in any country where the Fund is invested, the value of what the Fund owns, and thus the Fund's share price, may also decline. The value of worldwide stock markets has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

	Depository Receipts. Investments in Depository Receipts reduce but do not eliminate all the risk associated with foreign investments. To the extent that the Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipt to issue and service such Depository Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. Please see "Foreign Securities" in the SAI for more information.

	Foreign Securities. Foreign investing involves special risks, including currency fluctuations and economic and political uncertainties. The Fund's current foreign investment strategy is to focus on purchasing ADRs, GDRs and EDRs. Investments in Depositary Receipts reduce but do not eliminate all the risk associated with foreign investments. To the extent that the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

	Micro-cap Companies. The Fund may invest in Micro-cap companies which have relatively small revenues and limited product lines. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth.

	Historically, small capitalization stocks have been more volatile than larger capitalizations stocks and are therefore more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Micro-cap company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

VALUING SHARES

	Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. The net asset value per share for each class of shares is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Net asset value per share is determined once daily, Monday through Friday, as of 1:00 p.m., Pacific Standard Time (the close of primary trading on the New York Stock Exchange), except on (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares, (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell shares of the Fund is received by the Fund or (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date of this Prospectus, New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The Fund will value its portfolio securities and other assets as follows:

	The Fund will value bonds and any stocks, convertible debentures and bonds, warrants and options traded on major exchanges each day at their last quoted sales price on their primary exchange as of the close of the New York Stock Exchange. If a particular security has not been traded on a certain day, the Fund takes the average price between the last offer to buy and the last offer to sell. The Fund will value short-term securities maturing more than 60 days from the valuation date at the readily available market price or, if unavailable, an approximate market value based on current interest rates. The board of directors of the Fund has determined that the determination of value using this method will result in a fair value of the security is an appropriate means of valuing such securities. The Fund will value short-term securities maturing in 60 days or less but which originally had maturities of more than 60 days at the . acquisition date on an amortized cost basis using the market value on the 61st day before maturity, and the Fund will value short-term securities maturing in 60 days or less at the acquisition date at amortized cost unless the board of directors of the Fund determines that, under the circumstances, the amortized cost method does not represent fair value. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.) The Fund will value any foreign securities in its portfolio which are traded on major exchanges at their last quoted sales price (or, if it has not been traded on a certain day, the average between the last offer to buy and the last offer to sell) on their primary exchange as of the close of the New York Stock Exchange. The Fund will value any foreign securities which are not listed on a major exchange but have readily available market quotations at the average between the last bid and asked price at the time of the close of the New York Stock Exchange. Any foreign securities held by the Fund will be valued in United States dollars.
The Fund will value securities for which market quotations or pricing service valuations are not readily available at fair value as determined in good faith by the Fund's Board of Directors. In valuing such securities, the Fund's directors are responsible for selecting methods that they believe represent the fair value. The Fund will take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for such securities.

BUYING SHARES

General

	The Fund offers Class A, Class B and Class C shares to the general public and Class D shares only to Advisor Professionals, Eligible Employees and Eligible Accounts, as defined. Class A shares are sold with a front-end sales charge; Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge upon certain redemptions. Class C and Class D shares are sold without either a front-end sales charge or a deferred sales charge. Generally, the net asset values per share of Class A, Class B, Class C and Class D shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of Class A, Class B, Class C and Class D shares may differ from one another, reflecting the daily expense accruals of the service fees payable with respect to Class A, Class B and Class C shares and the distribution fees applicable with respect to the Class B and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value plus applicable Class A front-end sales charges after an order is received by a dealer, provided such order is transmitted to the Distributor prior to 4:00 p.m. Eastern Standard Time on such day. Orders received by dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day.
It is the responsibility of dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

	You can start your investment in the Fund with a $500 investment. You can make additional investments at any time of $25 or more. The
Fund may waive the foregoing minimums for sales to a group of investors with a single agent, such as a corporation acting on behalf of participating employees, for sales involving spousal IRAs and for shares being purchased through the Fund's periodic payment plan. For your initial investment you can complete the Application delivered with this Prospectus yourself and mail it to CISI, at the address on the cover page of this Prospectus, along with a check in the amount of your investment, or, if you desire, you can contact CISI who will see that the investment is made for you. You can make additional investments by sending a check in the amount of your investment along with a letter identifying your account number (or one of the payment stubs provided to shareholders) to CISI, or you can make additional investments by telephoning CISI. When purchasing shares, you must specify whether your purchase is for Class A, Class B, Class C or Class D shares. Orders to purchase Class D shares must be accompanied by verification of eligibility for purchase satisfactory to CISI.
In addition to buying shares through CISI, you can also invest in the Fund through certain other broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have sales agreements with CISI. Once you have decided to invest in the Fund, and your purchase order is accepted, the Fund will then compute the number of shares you will receive by dividing the offering price of one share into your investment. The Fund will use the offering price at the close of business on the day the Fund accepts your order.
The Fund's close of business is the closing time of the New York
Stock Exchange on that day. The Fund reserves the right to reject any purchase order. The Fund will accept or reject your purchase order on the day your purchase order, containing all required information, is received by the Fund. The offering price of one share of the Fund is the net asset value of such share rounded to the nearest whole cent. The net asset value is the total value of all the Fund's assets minus any outstanding liabilities. The net assets are divided by the number of shares of the Fund outstanding before any shareholder transactions, such as purchases or redemptions, for that day, to determine the net asset value per share of the Fund.

	Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and any incremental transfer agency costs) resulting from such sales arrangement,
(ii) each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid which relates to a specific class, and
(iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services/Transfers - Exchange Privilege." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the distribution fee and incremental expenses associated with such distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

Class A Shares

	The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

Front End Sales Charge Table



                                                Reallowed to
                                                Dealers (as a
As % of Net Amount    As % of Offering          % of Offering
Invested              Price                     Price)

    4.99%             4.75%                     4.00%


	In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund.
The distributor may pay dealers through whom purchases are made an amount equal to 0.40% of the amount invested. Dealers which are reallowed ninety percent (90%) or more of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.

	The Distributor may also pay broker-dealers, registered investment advisors, financial institutions (which may include banks) and other financial industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were further prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate.
The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.
State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

Class B Shares

	Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed.
No sales charge is imposed on increases in net asset value above the initial purchase price or on Class B shares derived from reinvestment of dividends on capital gains distributions, other than Rule 12b-1 fees.

	The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

Contingent Deferred Sales Charge Table

                          Contingent Deferred Sales Charge
                          as a Percentage of
Year Since Purchase	  Dollar Amount Subject to Charge


First	                     5%
Second	               4%
Third	                     3%
Fourth	               2.5%
Fifth	                     1.5%
Sixth	                     None


	In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

	To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon divided reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).

	The contingent deferred sales charge is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares."

	A commission or transaction fee of 4% of the purchase amount will be paid by the Distributor to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

Class C Shares

	Class C shares are offered at the next determined net asset value. Other than Rule 12b-1 fees, no front-end, deferred, or other sales charge is charged with respect to Class C shares.

Class D Shares

	The Class D shares are sold at net asset value only to persons who are Advisor Professionals or Eligible Employees. No front-end, deferred or other sales charge or Rule 12b-1 fees will be charged by the Fund with respect to the Class D shares. The Advisor Professionals will include investment advisors, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees include
(a) current or retired directors of the Funds, current or retired employees of Centurion Counsel and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of Centurion Counsel and any of its affiliated companies; (b) employees and registered representatives of Service Organizations with selling group agreements with the Distributor, employees of financial institutions that have arrangements with Service Organizations having selling group agreements with the Distributor, and spouses and minor children of such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Class D Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor if such redemption has occurred no more than 15 days prior to the purchase of shares of the Fund and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

DISTRIBUTION PLANS

	Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such Rule, the Directors of the Fund have adopted the Distribution Plan for their class of shares, hereinafter referred to, respectively, as the "Class A Plan," the "Class B Plan" and the "Class C Plan." No Rule 12b-1 Distribution Plan has been adopted with respect to the Class D shares. Each of the Class A Plan and the Class B Plan was adopted by the Advisor, as the initial holder of the Class A shares and Class B shares, respectively, on the date of this Prospectus pursuant to a shareholder meeting duly held on such date.

	Each Distribution Plan is in compliance with NASD Conduct Rules (formerly the rules of fair practice). The NASD Rules limit the annual distribution costs and service fees that a mutual fund may impose on a class of shares. The NASD Rules limit the annual distribution costs and service fees that a mutual fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution costs. Under the Class A Plan, the Fund pays a shareholder service fee (service fee) to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Such payments to the Distributor under the Class A Plan are based on an annual percentage of the value of Class A shares held in shareholder accounts for which the Distributor and other Service Organizations are responsible at the rate of 0.25% annually with respect to such Class A shares. Under the Class B Plan and the Class C Plan, the
Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B or Class C shares. These fees compensate the Distributor for service fees paid by it to Service Organizations and for its distribution costs and service costs.

	The Distributor uses the Class A, Class B and Class C service fees to compensate Service Organizations for personal service and/or the maintenance of shareholder accounts of the respective share classes. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares as reimbursement for
(i) up-front commissions and transaction fees of up to 4% of the purchase price for Class B shares purchased by the clients of broker-dealers and other Service Organizations and (ii) other distribution expenses such as advertising and promotional costs. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for other distribution expenses as described above.

	In adopting each of the Class A Plan, Class B Plan and Class C Plan, the Directors of the Fund determined that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of each of these Distribution Plans. In their review of the Distribution Plans, the Directors are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.

	Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

	The respective higher Rule 12b-1 fees attributable to Class B and Class C shares are designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate the Distributor and other Service Organizations with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee in the case of Class B shares and the distribution fee in the case of Class C shares are the same as those of the initial sales charge with respect to the Class A shares in that in each case such charges provide for the financing of the distribution of the Fund's shares.

INVESTMENT INCOME

Dividends and Interest

	Once a year the Fund will distribute substantially all its investment income, if any, minus its operating expenses. Such distributions will be payable to shareholders who owned the shares on the date of record. Investment income includes dividends on stocks and interest on bonds or other securities the Fund holds. Although dividends and interest on some of the Fund's investments may be fairly regular, the Fund cannot guarantee any investment income.

Capital Gains

	A capital gain is made by selling a security or other capital asset for more than its cost. Because capital gains are realized only when an asset is sold, these gains are quite unpredictable. Before the end of December 31 of each year, the Fund intends to distribute at least 98% of its net capital gains, if any, for the twelve-month period ending October 31 of the calendar year.

REINVESTMENTS

	Your income dividends and capital gains distributions will be reinvested in additional shares unless you instruct the Fund to do otherwise. This allows you to accumulate additional shares of the Fund without paying a front-end or deferred sales charge. The price you pay is the net asset value of such Fund's shares, and the dividends and capital gains distributions are reinvested on the first business day following the dividend record date.

	If you prefer to take your income distributions and capital gains in cash, you have two other options: You can accept any income dividends in cash and any capital gains in additional shares at the net asset value of the Fund's shares, or you can accept any income dividends and capital gains in cash. Cash distributions will be paid seven to fourteen days following the dividend record date. Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be placed in the Cash Equivalent Fund until further instructions from the shareholders.

	Indicate your option on the Application delivered with this Prospectus. You can cancel or change your authorization any time if you notify the Fund in writing. Any change in your option is effective when it reaches the Fund in care of Centurion Group, Inc. Only dividends and distributions declared after your changed authorization has arrived can be reinvested. A confirmation of the reinvestment will be mailed to you.

TAXES

	General. Since its inception, the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders. Following is a brief summary of the material federal tax considerations regarding an investment in the Fund. Each shareholder is encouraged to consult a tax advisor with respect to these matters.
For further information see "Taxes" in the Statement of Additional
Information.

	Taxes on Distributions. Unless a shareholder is exempt from income taxes, he or she must include all dividends and other distributions in taxable income for federal, state and local income tax purposes.
Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the Centurion group.

	Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated below.

	Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. The Taxpayer Relief act of 1997 (the
"Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains for individuals by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains." Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%. The Fund will provide shareholders with information regarding the tax status of dividends and other distributions at the end of each year. Shareholders should consult their tax advisors as to the effect of the Tax Act on distributions by the Funds of Net Capital Gain.

	Income Withholding. The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withhold will be treated as an expense of the Fund. Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain and other distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

       Distributions to Retirement Plans. Fund distributions received by a shareholder's qualified retirement plan, such as a Section 401(k) or IRA, are generally tax-deferred; this means that such shareholder is not required to report Fund distributions on his or her income tax return when paid to their plan, but, rather, when their plan makes payments to them.

	Tax Treatment of Individual Retirement Accounts Under the
Taxpayer Relief Act of 1997. The Taxpayer Relief Act of 1997 creates two new IRAs which will be available to Fund shareholders beginning on January 1, 1998. These new IRAs are subject to special rules and conditions that must be reviewed by the shareholder when opening a new account.

	The new "Roth IRA" will permit tax free distributions of account balances if the assets have been invested for five years or more, and the distributions meet certain qualifying restrictions. Shareholders filing as single taxpayers who have adjusted gross incomes of $95,000 or more, and shareholders filing as joint taxpayers with adjusted gross incomes of $150,000 or more may find their participation in this IRA to be restricted.

	The new education IRA is intended to help parents fund their children's post-secondary school education. Parents or others may contribute up to $500 annually to an education IRA on behalf of any child under age 18. This IRA is subject to the same adjusted gross income limits as the Roth IRA above, and there are other contribution restrictions that may apply. The education
IRA earnings accumulate tax free, and assets that have accumulated in the IRA may be distributed tax free when used to pay qualified higher education expenses.

REDEEMING SHARES

	As a shareholder in the Fund, you have a right to redeem your shares any time. The Fund will redeem your shares at their net asset value, as of the time net asset value is next determined after receipt of your redemption request by the Fund in care of Centurion Group, Inc. See "Valuing Shares." The value of the redeemed shares may be more or less than what you invested. IF SHARES OF THE FUND ARE REDEEMED IMMEDIATELY AFTER THEY HAVE BEEN PURCHASED BY NON-GUARANTEED FUNDS (SUCH AS A PERSONAL CHECK), THE FUND WILL DELAY MAILING THE REDEMPTION CHECK UNTIL THE FUND HAS VERIFIED YOUR CHECK HAS CLEARED, WHICH MAY TAKE UP TO 15 DAYS
FROM THE DATE OF PURCHASE. If the value of shares of the Fund in your account falls below $500 because of a redemption and not because of a decrease in market value, the Fund reserves the right to redeem its shares in your account on 60 days' written notice to you and pay the proceeds to you, unless you make additional investments to bring the account value above $500 within 30 days of the written notice. Therefore, shareholders who invest only $500 (the minimum investment), and who redeem any amount in excess of any market appreciation, may have the remaining shares redeemed by the Fund.

	As described herein under "Purchase of Shares," redemptions of Class B shares are subject to a contingent deferred sales charge. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for its distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's independent fee schedule.

	You may redeem your shares in writing. A written redemption request must include a specific request to redeem part or all of your shares. Any written request must be signed by each registered owner. All signatures on the redemption request must be guaranteed by one of the following: a bank or trust company; a broker-dealer; or credit union, a national securities exchange, registered securities association or clearing agency, a savings and loan association or a federal savings bank. Occasionally the Fund, or Centurion Group, Inc., as its agent, may ask for additional proof of identification and authority to redeem. Such a request is more likely to happen if the shareholder is a corporate, partnership or fiduciary account or if redemption is requested by someone who is not the registered owner. If you have a certificate for shares you want to redeem, it must accompany your redemption request.

	The Fund will accept redemption requests in writing or facsimile from broker-dealers which have sales agreements with CISI for the Fund's shares. The Fund will employ reasonable procedures to confirm that instructions communicated to the Fund by telephone with respect to redemptions are genuine; if the Fund fails to do so, it may be liable for any losses due to unauthorized or fraudulent transactions. Your broker-dealer may require certain documentation from you before executing a redemption request on your behalf, and may charge a fee for handling the redemption request for you.

	Payment for your redeemed shares will be sent to you within seven days after receipt of your request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the check used to purchase Fund shares has cleared, which may take up to 15 days from the date of purchase. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it by order for the protection of shareholders. Of course, the amount you receive may be more or less than your investment, depending on fluctuations in the market value of securities owned by the Fund. Certain large redemptions may be paid in kind. See "Redemptions" in the Statement of Additional Information.

	Should the Fund stop selling shares, the directors of the Fund may, after notification to shareholders, make a deduction from the value of the assets it holds to cover the cost of future liquidations of its assets so as to distribute fairly these costs among all shareholders.

	A redemption is considered a taxable transaction by the Internal Revenue Service. If there is a gain, it may be taxable. If there is a loss, and shares are reacquired 30 days or less after redemption, some or all of the loss may be disallowed as a deduction depending on the number of shares reacquired.

SHAREHOLDER SERVICES/TRANSFERS

	For each shareholder, Centurion Group, Inc. establishes an account to which is credited purchases and dividends and from which is deducted all redemptions. This procedure makes additional purchases and redemptions more convenient and makes the issuance of share certificates unnecessary.

Periodic Payment Plan

	After you make your first cash investment, you may arrange to make additional payments of $25 or more on a regular basis. You decide how often you want to make them: monthly, quarterly or semi-annually. You are not obligated to make these payments, so if you cannot make a payment, you can skip it or you can drop the plan altogether. The Fund can also change its plan or end it anytime on five days' notice.

	You may arrange to have the regular payments described above automatically invested in the Fund. If you authorize Centurion Counsel to do so, Centurion Counsel will prepare a check at the time each periodic payment is to be made, drawn on your account, and payable to its order. This payment will be used to purchase the Fund's shares in the same way as if you had written a check and mailed it to Centurion Counsel, only you do not have to write the check out and mail it. After each automatic investment, you will receive a confirmation, and the canceled check will be returned to you in your regular checking account statement.
For information on establishing an automatic investment plan, you should communicate with your sales representative or contact the Fund.

	The periodic payment plan works as follows: When your payment is received, all the shares of the Fund which your money can buy will be purchased at the public offering price. This includes fractions of a share. Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases.

	A plan is not an option or an absolute right to buy shares. Each purchase is a separate transaction. After each purchase the Fund will add your new shares to your account. You will receive a confirmation of shares purchased and total number of shares held.

	Shares of the Fund bought through the periodic payment plan are exactly the same as any other shares of the Fund. They may be redeemed anytime after the check clears.

	If you are interested in this plan, remember the plan itself cannot assure there will be a profit. Neither can it protect against a loss in a declining market. If you decide to discontinue the plan and redeem your shares when their net asset value is less than what you paid for them, you will suffer a loss. For this reason, you should think about your ability to continue the plan even during "down" periods in markets.

Pay-Out Plan

	As a shareholder in the Fund, you may use a pay-out plan to redeem your investment in regular installments at no extra cost to you and regardless of the size of your investment. All you have to do is make a written request to Centurion Counsel at least five days before the date you want your payments to begin and state the amount of the payment (minimum of $150) and the frequency thereof (monthly, quarterly, semi-annually or annually). Once your request is received, the Fund will pay out a fixed amount that you decide on as frequently as you have requested by redeeming whatever number of shares are necessary to make the payment at the times requested. The Fund will make regular installments until the account is closed or you terminate the plan. You can change or cancel your request by giving the Fund five days' notice in care of Centurion Counsel. To the extent payments made under this plan exceed the amount of dividend income and capital gains income that you have reinvested in shares, such payments will constitute a return of the capital that you invested.

Exchange Privilege

	Centurion offers a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Centurion fund or the Cash Equivalent
Fund - Money Market Portfolio ("CEF") (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

	Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Centurion funds do not accept exchanges and others may have different investment minimums.

METHOD					STEPS TO FOLLOW
By Mail
                     1.	Send us written instructions signed
                         by all account owners.

                     2.	Include any outstanding share
                        certificates for the shares
                        you're exchanging.

By Phone              Call Shareholder Services

                      If you do not want the ability to exchange by phone, please let us know.

Through Your Dealer   Call your investment representative


	We will not impose a contingent deferred sales charge when you exchange Class B shares. However, any shares subject to the contingent deferred sales charge at the time of exchange will remain so in the new fund.

	Centurion Counsel also serves as the advisor to Centurion
Counsel Market Neutral Fund.

	CEF is managed by Kemper Financial Services, Inc. and is offered through Centurion Institutional Services, Inc. If a shareholder wishes to exchange shares of the Fund for shares of Centurion Counsel Market Neutral Fund or CEF, the shareholder should first contact CISI and obtain and read the prospectus of Centurion Counsel Market Neutral Fund or CEF.

	The Fund may elect a three business day settlement period for all exchanges before shares may be re-exchanged. Such exchange is considered a taxable transaction, and gain or loss will be recognized. The Fund's transfer agent charges a nominal fee of $7.50 per exchange for this service. The exchange must satisfy the minimum dollar amount necessary for new purchases. You need not pay any front-end sales charge for the exchange.

	This exchange privilege is available only in states where shares of the Fund being acquired may legally be offered and sold and may be modified or terminated at any time by the Fund. Broker-dealers which have sales agreements with CISI may charge a fee for processing exchange orders on behalf of their customers.

Sales Charges

	You generally will not pay a front-end sales charge on exchanges. If you have held your Class A or Class B shares less than six months, however, you will pay the percentage difference between the sales charges you previously paid and the applicable sales charge of the new fund.

Telephone Exchanges

	By becoming a shareholder of the Fund you will have the privilege of instructing Centurion Group by telephone to exchange your shares between any funds managed by Centurion Counsel (but not to purchase additional shares or redeem shares). Under this Telephone Exchange privilege, Centurion Group will accept telephone instructions from you and those persons representing you for the exchange of your share subject to the conditions described under "Exchange Privilege" above. Centurion Group and the Fund will employ procedures they consider reasonable to confirm that instructions communicated by or for you by telephone are genuine. These procedures may include requiring certain personal identification information prior to acting upon telephonic instructions, tape recording telephone communications and providing written confirmation of telephonic instructions.
If reasonable procedures are employed, neither Centurion Group nor the Fund will be liable for following telephonic instructions which they reasonably believe to be genuine. Centurion Counsel and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.
You may decline or terminate the Telephone Exchange privilege by written election to the Centurion Group.

MANAGEMENT

	Centurion Counsel, Centurion Group, Inc. and Centurion Institutional Services, Inc. are each wholly owned subsidiaries of C I Holding Group, Inc. ("C I Holding"), a California corporation that is engaged through its subsidiaries in various aspects of the financial services industry.
C I Holding's primary business activities include investment advisory, securities brokerage services, investment banking services and due diligence research and analysis services provided to other financial services firms on a contract basis. Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

	Centurion Counsel has been the investment advisor to the Fund since its inception. The Fund pays Centurion Counsel a fee for investment advice based on a percentage of the Fund's net assets. Jack Heilbron is the portfolio manager for the Fund and has been since its inception. Since 1989, Mr. Heilbron has served as Chairman and Chief Executive Officer of CI Holding Group, Inc. and certain of its affiliates, including CISI. He also serves as Chairman and Chief Investment Officer of Centurion Counsel. Under the Fund's Investment Advisory Agreement, the fee for these services equals 0.75% (annualized) of the first $200-million of the Fund's average daily net assets and thereafter declines as a percentage of average daily net assets as the size of the Fund increases. The fees paid by the Fund for these services are higher than the fees most other mutual funds pay to investment advisors.

	In addition to the investment advisory fees paid to the Fund's investment advisor, the Fund pays all of its expenses not assumed by its investment advisor or its distributor, including certain expenses incurred in the operation of the Fund and the public offering of its shares.

	The Fund has adopted Plans of Distribution pursuant to Rule l2b-1 under the Investment Company Act of 1940, as described above, which authorize the plan to pay up to a total of 12b-1 fees. See "Distribution Plans" above. CISI will receive, as compensation for share distribution-related services it performs under its Distribution Agreement with the Fund, a fee from the Fund equal to 0.75 of 1% per year of the Fund's average daily net assets attributable to the Class B and Class C shares. In addition, CISI will receive as compensation for shareholder services it performs under its Shareholder Services Agent Agreement with the Fund a fee from the Fund equal to 0.25 of 1% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. These services include receiving and responding to shareholder inquires and requests for information regarding the Fund. CISI may, at its own expense, provide additional compensation to dealers in connection with sales of Fund shares and servicing of Fund shareholders.

	Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201-1118 acts as custodian of the Fund's assets.

	Centurion Group, Inc. acts as the Fund's accounting services agent pursuant to an Accounting Services Agreement with the Fund. As compensation for these services, the Fund pays CGI a monthly fee equal to an annual rate of .15% of the Fund's average net assets, provided, however, the Fund has agreed to pay an annual minimum accounting services fee of $18,000.

	CGI also acts as the Fund's administration agent pursuant to an Administration Agreement with the Fund. As such, CGI acts as the Fund's transfer agent, disburses Fund distributions and maintains the Fund's shareholder records. As compensation for these services, the Fund pays CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements. Additionally, the Fund reimburses CGI for all out-of-pocket expenses incurred by CGI in connection with the rendering of services under the Administration Agreement.

	Both the accounting services fee and the administrative services fee paid by the Fund to CGI is in addition to the Fund's investment advisory fee.

	In February 1994, PIM Financial Services ("PIM"), formerly Planners' Independent Management, Inc., was named as co-defendant in a legal action in the State of Oklahoma. Also named as co-defendants were Mr. Heilbron, Ms. Limoges, a former agent of PIM and two of PIM's clearing broker-dealer firms. In these actions, the claimants allege damages of $6,372,000 plus costs against the defendants by reason of alleged excessive mark-ups in connection with purchases and sales of U.S. Government securities made by the defendants to the Oklahoma State Treasurer's office during 1991 and 1992. PIM, Mr. Heilbron and Ms. Limoges deny any wrongdoing and are vigorously defending this litigation. The liability of these defendants, if any, is not yet determinable. Management believes that the resolution of these claims will not result in any material adverse effect on CIC, CGI or CISI or interfere in a material way with the capacity of these companies to perform under their respective contracts with the Fund.


OTHER INFORMATION

Shares

	All shares issued have a par value of $0.01 a share. They are fully paid, nonassessable and can be transferred. All shares of the Fund have equal voting rights, except that only shareholders of a class may vote on matters affecting only that class. They can be issued as full shares or in fractions. A fraction of a share has the same kind of rights and privileges a full share has. The shares do not have cumulative voting or preemptive rights.

	The bylaws of the Fund provide that annual shareholder meetings are not required and that meetings need be held only with such frequency as required by Minnesota Law or the Investment Company Act of 1940. The Fund's Articles of Incorporation limit the liability of its directors to the fullest extent permitted by law.

Financial Reports

	As required by the Investment Company Act of 1940, the Fund will mail annual and semi-annual reports to each of its shareholders. The Fund's financial statements at the close of its fiscal year (December 31) will be audited by Squire & Company, independent public accountants.

Stock Certificates

	The Fund will maintain a permanent record of all accounts so that the issuance of stock certificates is generally not necessary. However, the Fund will issue you a certificate if so requested in writing.

Incorporation and Headquarters

	The Fund is a diversified series of Centurion T.A.A. Fund, Inc. Centurion was incorporated on August 27, 1981 in Minnesota. The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. The Fund's headquarters are located at the address set forth on the cover page of this Prospectus.
Shareholder inquiries may be made to the Fund at this address.




                            APPENDIX A

Options

     A call option is a contract which gives a buyer of the option the right to buy a security at a set price for the length of the contract. The writer of a call option agrees to sell the security when the buyer wants to exercise his or her option to buy the security at the set price no matter what the market price of the security is at that time. In a covered call option, the writer or seller owns the underlying security required to be sold by the option contract.

     A put option is a contract which gives the buyer of the option the right to sell a security at a set price for the length of the contract. The writer of a put option agrees to purchase the security when the buyer wants to exercise his or her option to sell the security at the set price no matter what the market price of the security is at that time.

	When an option contract is made it is agreed that the underlying security will be sold, in the case of a call option, or purchased, in the case of a put option, at the set price no matter what the market price of the security is at the time the option is exercised. For undertaking the obligation to sell or purchase the security, a writer receives a cash payment (premium) at the time the option is written.
The premium is retained by the writer whether or not the option is exercised. However, a writer of a call option gives up the opportunity for profit when an increase in the market price of the security exceeds the option premium, and the writer of a put option incurs the risk of loss when a decrease in the market price of the security exceeds the option premium.

     Writing Covered Call Options. As an example of writing a covered call option, assume the Fund owned 200 shares of Alpha Corp. When the stock was selling at $25 per share, the Fund wrote a call option agreeing to sell those shares at a price of $25 at any time for the next six months. The buyer paid $200 for thecall option (plus commission, if any). Should Alpha Corp. stock decline to $20 per share during the time covered by the call option, the option would not be exercised. The Fund would have realized a short-term capital gain of about $200. On the other hand, should Alpha Corp. stock rise to $35 per share, the call option is likely to be exercised. The Fund would sell the stock at $25 and not at $35.
It would not realize the $2,000 gain but only retain the premium it received at the time it wrote the call option. To some extent, the risk of not realizing a gain if the price of the security should go up can be reduced. To do this, the Fund would enter into a "closing purchase transaction" prior to the end of the call option, by purchasing a call option with the same terms as the one it wrote, if one is available.
The cost to close the option and terminate the Fund's obligation to sell the stock may be more or less than the premium received when it originally wrote the call option. This would result in a short-term capital gain or loss. If the Fund would not enter into a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation. The Fund's portfolio turnover may increase through the exercise of the option if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

     Writing a covered call option can serve various purposes. For example, it can be an alternate method of selling securities because the Fund, in effect, sets the price in advance at which it intends to sell securities in its portfolio. It may provide some additional funds which in turn may provide some additional investment opportunities.
The Fund will write covered call options when it is appropriate and will follow these guidelines.

          Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's objective.

          All equity options written by the Fund will be "covered." In other words, the Fund will own the securities required to be sold by the call option. If a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.

          The Fund intends to deal only in standard option contracts traded on national securities exchanges. The Fund will only write options as permitted under federal or state laws or regulations.
For example, some state regulations limit the amount of total assets subject to options. While no limit has been set by the Fund, it will conform to the requirements of those states. When a covered call option is written, the custodian segregates the underlying securities and issues a receipt. There are certain rules regarding banks issuing such receipts which may restrict the amount of covered call options written. Besides these limitations, net premiums on call options which are closed or premiums on lapsed call options are treated as short-term capital gain. Since the Fund will be taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of annual gross gains.

     Purchase of Options Written by Others. The purchase of put and call options written by others may be used as a trading technique to facilitate buying and selling securities, or for investment purposes if, as a result, no more than 5% of the Fund's net assets would be invested in options. When the option is bought, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying stock when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase or sale of the underlying security will be the combination of the exercise price, the premium and both of the commissions.

     The purchase of put and call options as a trading technique would involve the sale of a call option or the purchase of a put option with the expectation that the option would be exercised immediately and would be used to take advantage of any disparity which might exist between the price of the underlying stock on the stock market and its price on the options market. It is anticipated that the proposed trading technique will be utilized to effect a stock transaction when the price of the security plus the option price will be as good or better than the price at which the stock could be bought or sold directly. Options purchased as a trading technique will not be included as a separate security for the purpose of portfolio valuation.

     When the Fund purchases a call option for investment purposes, it will realize a profit (loss) if and to the extent the market price of the underlying security at the time of exercise of the option is greater than (less than) the fixed exercise price plus the option premium and commissions paid. When the Fund purchases a put option for investment purposes, it will realize a profit (loss) if and to the extent the market price of the underlying security at the time of exercise of the option is less than (greater than) the fixed exercise price minus the option premium and commissions paid. When the Fund fails to exercise an option it has purchased, the Fund will realize a loss in the amount of the premium and commission it has paid. The purchase of put and call options written by others may involve risks not encountered with investments in other securities. Such risks include the possibility that a liquid secondary market might not exist at a particular time, in which event it might not be possible to close an option position when it is desirable to do so. Dealing in options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities are fluctuating. Purchasing options also limits the use of monies which might otherwise be available for long-term investments. Options purchased for investment purposes will be valued in the Fund's portfolio like any other security. See
"Valuing Shares."

Futures Contracts on Indexes and Options Thereupon

     In furtherance of its investment objectives, the Fund may sell stock index futures contracts on indexes (index futures contracts), write call options, and/or purchase put options on stock index futures contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities instruments in the index is made. In general, the fund intends to invest in stock index futures contracts but may invest in futures contracts or interest rate indexes for hedging purposes. The Fund will endeavor to purchase and sell futures contracts on the Indexes for which the Fund can obtain the best value with consideration also given to liquidity.

     The loss from investing in futures transactions is potentially unlimited. The Fund will engage in transactions on stock index futures contracts and options thereon only to the extent its activities would exclude it from the definition of "commodity pool operator" under the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC" Regulations"). Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio.
In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security), the in-the-money amount may be excluded in calculating this 5% limitation.

     However, when buying or selling a stock index futures contract, or selling an option on a stock index futures contract, the Fund will cover its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to market on a daily basis) a segregated account consisting of cash or U.S. Government securities or repurchase agreements secured by U.S. Government securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. The Fund may cover its short position in a futures contract by owning the instruments underlying the futures contract (or instruments the prices of which are expected to move relatively consistently with the instruments underlying the futures contract). The Fund may cover its sale of a call option on a futures contract by taking a long position on the underlying futures contract at a price no higher than the strike price of the call option or, if lower, the Fund maintains in a segregated account cash or liquid high-grade debt securities equal in value to the difference between the two strike prices.

     There are a number of risks associated with the use of futures contracts and options. Although the Fund intends to sell futures contracts, no assurance can be given that a liquid market will exist for any particular contract any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions an potentially subjecting the Fund to substantial losses. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. Also, the effect of certain of these risks will be reduced as the Fund will not engage in these transactions on margin and thus will not be required to make daily cash payments of variation margin.

     Index Options Transactions. The Fund may purchase put and call options on index futures contracts, which options give the Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund also may write (sell) put and call options on index futures contracts. The Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund may engage in related closing transactions with respect to options on index futures. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the level of stock prices in the stock market and the advisor's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In contrast to a long position, where the Fund's loss from the position cannot exceed the cost of that position, the extent of the Fund's loss from investing in futures transactions is potentially unlimited.

     The Fund also may purchase and write put and call options on indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective or for the purpose of hedging the Fund's portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received, to make delivery of this amount. Unlike the options on securities discussed above, all settlements are in cash. The Fund will, in general, invest or write index options which one traded in a national exchange. Over-the-counter index options, purchased over-the-counter options, and the cover for written over-the-counter options will be subject to the Fund's 5% limitation on investment in illiquid investments.

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the same investment advisor are combined for purposes of these limits. An Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Centurion Counsel intends to comply with all limitations.

     Index options are subject to substantial risks, including the index and the risk that there might not be a liquid secondary market for the option. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with its custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

     Centurion Counsel intends to utilize index options as a technique to leverage the Fund's portfolio. If Centurion Counsel is correct in its assessment of the future direction of stock prices, the Fund share price will be enhanced. If the Fund takes a position in options and stock prices move in a direction contrary to Centurion Counsel's forecast, however, the Fund would incur greater loss than the Fund would have incurred without the options position.

     The fund will engage in transactions on stock index futures contracts (and/or options thereupon) only to the extent its activities would exclude it from the definition of "commodity pool operator" under the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"). Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio.
In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security), the in-the-money amount may be excluded in calculating this 5% limitation.

     Futures contracts on stock indexes and options thereupon and Derivative Securities involve substantial risks. See the discussion of Derivatives under Options above.

Short Sales

     In seeking its investment objective, the Fund may make short sales. A short sale of a security is a transaction in which the Fund sells a security it does not own. To complete such a transaction, the Fund must own the security so as to make delivery to the buyer. The Fund will not borrow the security which it sells short.

     Until the Fund closes its short position, the Fund will:
(a) maintain a segregated account containing the securities sold short, or cash or liquid high-grade debt securities at such a level that
(i) the amount deposited in the account equal the current value of the security sold short and (ii) the amount deposited in the segregated account will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.
For example, through the purchase of a put option for the security sold short.


                  Centurion Counsel Growth Fund


                   APPLICATION AND INSTRUCTIONS


    Opening Your Account

         You may purchase shares of Centurion Counsel GrowthFund, Inc. (the "Fund") with an initial investment of $500 or more.
Once you are a shareholder in the Fund you can make additional investments of $25 or more by mail.

    To Invest By Mail

         Complete this application and mail it with your check payable to the Fund at the address set forth on the cover page of the prospectus. If you are currently a shareholder, you may mail additional investments at any time. Please enclose one of the payment stubs that is provided to shareholders or enclose a brief note indicating your account number.

    To Invest By Phone

         If you are already a shareholder, you may purchase additional shares by telephone and receive that day's closing public offering price. Simply call Centurion Institutional Services, Inc. prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) at (619) 673-8536 or call the broker through whom you made your original investment. Payments must be received within five days of your order.

    Withdrawals

         You have a right to redeem your shares at any time in writing through your broker. All written requests for withdrawals must be signed by each shareholder, and all signatures on requests for withdrawals must be guaranteed by a national bank or state chartered commercial bank or trust company (except a savings bank) or a member of the New York or American Stock Exchange, the National Association of Securities Dealers, Inc. or any regional stock exchange.

         The Fund will require certain legal documents from corporations or other organizations, executors, and trustees, or if anyone other than the shareholder of record requests redemption. If you have any questions concerning a redemption, telephone the Fund's transfer agent, Centurion Group, Inc. at (619) 673-8536.

         The Fund also offers a systematic withdrawal plan whereby you can authorize periodic automatic redemptions. Contact the broker through whom you made your original investment or the Fund for further information.

    Exchange With Other Fund

         You may exchange some or all of your shares of the Fund for shares of Cash Equivalent Fund Money Market Portfolio. You need not pay any front-end sales charge for the exchange. There is a service charge of $7.50 each time you use the exchange privilege. To be able to use the exchange feature over the telephone you will need to complete the Telephone Exchange Authorization Form included with the application.

      APPLICATION Mail to: CENTURION GROUP, INC.
                           Shareholder Services
                           11545 W. Bernardo, Suite 100
                           San Diego, CA 92127

  1. Type of Account (Check one only)

   []Individual
             First Name ________________________________________________
             Middle Initial
             Last Name
             Social Security No.
             Birthdate

   []Joint Tenant
            First Name ________________________________________________
            Middle Initial
            Last Name
            Social Security
            No.Birthdate

   []Gifts/Transfer to Minors _____________ as custodian ______________________
          Name of Custodian (One Only)    Name of Minor (One Only)

     under the _____________
                  State

     Uniform Gifts to Minors__________________________  ________________
                            Minor's Social Security No. Minor's Birthdate

   []Corporation    __________________________________________________________
     Partnership,   Exact Name of Corporation, Partnership, other Organization
     Trust or Other _________________________
     Organization   Tax Identification Number
                    _________________________________________________________
                    Trustee Accounts Only: Name of all Trustees required by trust agreement to sell/purchase shares

                    _______________________ _____________  ________________
                    Date of Trust Agreement Name of Trust  Tax Identification #

[] Under penalty of perjury I/we certify that the Taxpayer Indentification
   Number (Social Sercurity Number or Employer Indentification Number) contained herein in true, correct, and complete and I (we) am (are) not subject to backup withholding under the provision of Section 3406(a)(1)(c) of the Internal Revenue Code.

[] Check here if you are subject to backup withholding


 2. Mailing Address
           ______________        ______________    ________________
           Street                Home Telephone    Office Telephone

           ______________    Citizen of:      ___ U.S.     ___ Other
           City State ZIP                               (please specify)


 3.I (We) apply to invest $ ____________(payment attached) in common shares of CENTURION COUNSEL FUND, INC. ($500 Minimum)

   CLASS OF SHARES (Must select one only)

   []CLASS A Shares (front-end sales charge)
   []CLASS B Shares (contingent deferred sales charge)
   []CLASS C Shares (no sales charge)
   []CLASS D Shares (eligible purchasers only)

   []CASH EQUIVALENT FUND MONEY MARKET PORTFOLIO ($500 Minimum)
     (Prior to investing in Cash Equivalent Fund, you must acquire the Fund's prospectus from Centurion Institutional Services, Inc. and read such prospectus.)
   (Please make checks payable to the appropriate Fund.)
   This is my (our) initial investment:  ___  Yes   ___  No
   Additional Investments can be made at any time. Please see instructions on the reverse side of this application.



  4.Distribution Options

    (Check one only-If no option is selected, all distributions will be reinvested into the Fund that pays them.)

   []Reinvest all dividends and capital gains into the Fund that pays them.
   []Pay all dividends and reinvest capital gains.
                                     or
   []Pay all dividends and capital gains.
     (If either pay option is selected,
     complete Information at right.)

 5.Investment Professional

   Broker/Dealer Name                 Investment Professional name

   Branch Office Address              Investment Professional Rep. Number

   City                               State             Zip Code

   Investment Professional's Phone    Authorized Signature of Broker/Dealer

 6.Account Options

    For account options, please complete the rest of this application. Accounts options are:

    *Pre-Authorization Check Plan (PAC)   *Telephone Exchange
    *Interested Party Mail                *Systematic Exchange
    *Dividend Mail                        *Systematic Withdrawal

 7.Purchase Options

   Pre-Authorization Check Plan (PAC)-Automatic Monthly Investing

   Fund Name                   Fund Name              Fund Name

   Amount $____________, to start ____________ of ___________, __________
           Minimum $25               Day            Month        Year

 8.Additional Options
   Telephone Exchange-If accepted, accounts must have the same account information, options and class of shares.
   []I decline telephone exchange, and do not want this privilege.
     (See Telephone Transaction Authorization section for procedures.)

   Systematic Withdrawal Plan
   [] I wish to automatically withdraw $________ from this account.
      []Monthly   []Quarterly   []Semi-Annually  []Annually

    I request this distribution be: (check one)
      [] Sent to the address lisbed in Section 2. To begin ______of____.
         (Will occur about the 21st of the month.)
      [] Sent to the special payee listed below. To begin ______of_____.

       Name

       Street Address

      [] Directly deposited in my bank account.(Please attach a voided check to section 10.)
         To begin _______ of _______, ____.
                   day        month   year

 9.Interest Party Mail/Dividend
   []I wish to have my distributions sent to the address listed below.

   Name

   Street Address                  City    State    Zip Code

   []I wish to have duplicate confirmation statements sent to the interested party listed below.

     Name

     Street Address                City     State   Zip Code

10.Signatures
   I have read the prospectus and application for the Fund in which I am investing and agree to their terms. I am also aware that a Telephone Exchange Privilege exists and that this privilege is automatically available unless affirmatively declined. I also understand that if the Fund fails to follow the procedures outlined in the prospectus and in the Telephone Transaction Authorization hereto, it may be liable for any losses due to unauthorized or fraudulent instructions. See Telephone Transaction Authorization section for procedures. I am of legal age. Sign below exactly as printed in registration. For joint registration, both must sign. Under penalty of perjury, I certify with my signature below that the number shown in section one is my correct taxpayer indentification number. Also, I have not been notified by the Internal Revenue Service that I am currently subject to backup withholding unless otherwise indicated.
   __________________________
   Signature
   __________________________
   Signature

   For corporations, Trusts, or partnerships: We hereby certify that each of the persons listed below has been duly elected, and is now legally holding the office set forth opposite his/her name and has the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.
   __________________________________________________
   President, Trustee, General Partner or Title
   __________________________________________________
   Co-owner,Secretary of Corporation, Co-trustee, etc.

                     TELEPHONE TRANSACTION AUTHORIZATION

Authorization and Agreement
The registrant hereby authorizes Centurion Counsel Growth Fund, Inc. to accept and act conclusively upon telephone instructions from me, anyone other than me representing himself to be me, or any person purporting to represent me in effecting exchanges of shares of one (or more) Centurion Group, Inc. managed fund(s) (the "Fund" or "Fund(s)" or "Funds") for which such an exchange is available. Centurion Group Inc. and it subsidiaries, and the Fund employ procedures consideration by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal indentification information prior to acting upon telephone instructions, tape recording telephone communications or providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Centurion Group Inc. nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Centurion Group Inc. may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. I understand and agree to indemnify and hold harmless Centurion Group, Inc. and the Funds from any liability (including attorney's fees) arising directly or indirectly from any act or omission to act hereunder not occasioned by their gross negligence or willful misconduct. I understand that the exchange privilege may be modified or terminated at any time. I also understand that these privileges are subject to the conditions and provisiions set forth herein and in the currect prospectuses of the Funds. For each exchange, I will ahve received and perused a copy fo the then current prospectus fo the Fund being purchased. In the case of a registrant other than an individual, I certify that the organization has the authority to tranact telephone exchanges. I will notify Centurion T.A.A. Fund of any changes in such authority. Telephone exchanges may be executed on individual, joint tenant and Uniform Gifts to Minors or Uniform Transfer to Minors accounts (with the custodian acting) only.
     This Authorization shall be effective upon receipt by Centurion
Group, Inc. It shall in all respects be interpreted, enforced and governed under the laws of the State of California. Any suit, claim or action hereunder against Centurion group, Inc. and the Funds shall have as it sole venue the County of San Diego, State of California.
     If any provision fo the Authorization is declared by and court to illegal or invalid, the validity of the remaining parts shall not be affected thereby.

Conditions
1. Telephone exchange instruction received before the pricing of the Fund on any day on which tbe New York Stock Exchange is open for business (a "Business Day"), but no later then 1:00p.m. Pacific time, will be processed at the day's closing net asset value.
    For each exchange my account shall be charged an exchange fee noted in the then current prospectus.
2.  Telephone exchange instructions should be made by dialing
    1-800-878-8536.
3. A waiting period as described in each Fund's prospectus may apply to exchanges. Exchanges will not be requested prior to the expiration of any waiting period or in violation of any of the terms and conditions of any of the Fund's prospectus and I agree to indemnify Centurion Group, Inc. and the Fund against any harm occasioned by their compliance with an improper order under any of the Fund's prospectus.
4. If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.
5. Any new account established throught the exchange privilege will have the same account information and options except as stated in the currect prospectus and be subject to this authorization.
6. Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Centurion Group, Inc. and deposited into the customer's account before any transaction may be processed.
7. Shares may not be exchanged and/or redeemed unless an exchange and/ or redemption privilege is offered pursuant to each Fund's current prospectus.
8. I agree that my ability to exchange under this authorization may be cancelled, modified or restricted at any time indiscriminately at the sole discretion of Centurion Group, Inc. or by the Fund(s).

                                Dealer Agreement

Under these plans, the dealer signing the application acts as principal in all purchases of Fund shares and appoints Centurion Group, Inc. as its agent to execute the purchases and to confirm each purchase to the investor. The dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed dealer and may lawfully sell Fund shares in the state designated by the investor's mailing address, and that he has entered into a Selling Group Agreement with the Distributor with respect to the sale of Fund shares. The dealer signature on the Application, signifies acceptance of the concession terms, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.